UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 6, 2014, The Cooper Companies, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, that it had completed the previously announced acquisition of Sauflon Pharmaceuticals Limited (“Sauflon”).

This Current Report on Form 8-K/A amends and supplements Item 2.01 of the Current Report on Form 8-K filed by us on August 6, 2014 to provide the disclosures required by Item 9.01 of Form 8-K, which was not previously filed with the Form 8-K, including the required historical financial information of Sauflon and the required pro forma financial statements. Except as otherwise provided herein, the other disclosures made in the original Form 8-K remain unchanged.

Internet addresses in the exhibits are for information purposes only and are not intended to be hyperlinks to other The Cooper Companies, Inc. information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Sauflon for the year ended October 31, 2013 and unaudited financial statements of Sauflon for the nine months ended July 31, 2014 as required by this Item 9.01(a) are attached as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated by reference herein.

The Report of Independent Auditor, issued by KPMG LLP, dated October 17, 2014, relating to Sauflon’s audited financial statements described above, is attached hereto in Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information for the Company, after giving effect to the acquisition of Sauflon and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Independent Auditor, KPMG LLP.

99.1	Audited consolidated financial statements of Sauflon as of October 31, 2013 and for the year ended October 31, 2013 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of Sauflon as of and for the nine-month period ended July 31, 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet at July 31, 2014, and unaudited pro forma condensed combined statements of income for the year ended October 31, 2013 and nine-month period ended July 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Tina Maloney
Tina Maloney
Corporate Controller
(Principal Accounting Officer)

Dated: October 20, 2014

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Auditor, KPMG LLP.

99.1	Audited consolidated financial statements of Sauflon as of October 31, 2013 and for the year ended October 31, 2013 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of Sauflon as of and for the nine-month period ended July 31, 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet at July 31, 2014, and unaudited pro forma condensed combined statements of income for the year ended October 31, 2013 and nine-month period ended July 31, 2014.

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